UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
 FORM 8-K
 ______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021
 _______________________________________________
The Travelers Companies, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
485 Lexington Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

(917) 778-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On April 20, 2021, The Travelers Companies, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended March 31, 2021, and the availability of the Company’s first quarter financial supplement on the Company’s web site.  The press release and the financial supplement are furnished as Exhibits 99.1 and 99.2 to this Report and are hereby incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 20, 2021, reporting results of operations (This exhibit is furnished and not filed.)

99.2	First Quarter 2021 Financial Supplement of The Travelers Companies, Inc. (This exhibit is furnished and not filed.)

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TRAVELERS COMPANIES, INC.

Date:	April 20, 2021	By:	/s/ CHRISTINE K. KALLA
Name: Christine K. Kalla
Executive Vice President and General Counsel